Supplement Dated May 2, 2011 to Your Prospectus

Appendix A — Hypothetical Illustrations of Death Benefits, Account Values, and Cash Surrender Values

Under the fourth paragraph, the second sentence is deleted and replaced with the following:

The gross annual investment return rates of 0%, 6% and 12% on the Fund’s assets are equal to net annual investment returns rates (net of the underlying Fund charges) of -0.923%, 5.077% and 11.077%, respectively.

This supplement should be retained with the Prospectus for future reference.

HV-8089